MUNIYIELD
INSURED
FUND, INC.



FUND LOGO



Annual Report

October 31, 1999


This report, including the financial information herein, is transmitted to the shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.





MuniYield Insured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


MuniYield Insured Fund, Inc.


TO OUR SHAREHOLDERS


For the year ended October 31, 1999, the Common Stock of MuniYield Insured Fund, Inc. earned $0.886 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 6.50%, based on a month-end net asset value of $13.64 per share. Over the same period, the total investment return on the Fund's Common Stock was -8.42%, based on a change in per share net asset value from $16.28 to $13.64, and assuming reinvestment of $1.079 per share ordinary income dividends and $0.263 per share capital gains distributions.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -9.12%, based on a change in per share net asset value from $15.49 to $13.64, and assuming reinvestment of $0.432 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.56% for Series A, 3.62% for Series B, 3.56% for Series C, 3.45% for Series D, 3.28% for Series E, 3.10% for Series F and 3.30% for Series G.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the 12-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, by October 31, 1999, economic indicators were released suggesting that despite strong economic and employment growth in the third fiscal quarter of 1999, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to approximately 6.15% by October 31, 1999. During the last six months, yields on 30-year US Treasury bonds increased more than 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose almost 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of almost 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.


MuniYield Insured Fund, Inc.
October 31, 1999


Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
During the fiscal year ended October 31, 1999, we held a neutral investment strategy, since indicators pointed to a continuation of both benign inflation and healthy domestic economic growth. These favorable conditions led us to believe that long-term tax-exempt bond yields would continue trading within a somewhat narrow range. Therefore, we chose to focus on income-producing securities rather than on those with the potential for capital gains. We believed that coupon income could potentially be the more significant segment of the Fund's annual total return performance if the tax-exempt bond market performed as anticipated. Keeping shareholder income in mind, the Fund remained fully invested for most of the past several months, and we expect to maintain this position going forward.

Short-term tax-exempt yields exhibited considerable volatility during the Fund's fiscal year. Interest rates paid to the Preferred Stock shareholders traded below 3% in December 1998, reflecting heightened investor demand at year-end. However, throughout fiscal year ended October 31, 1999, leveraging generated a significant incremental yield to the Fund's Common Stock shareholders. Because we believe Federal Reserve Board policy is likely to remain stable for the rest of the year, we expect short-term tax-exempt interest rates to remain at, or slightly below, current levels. However, should the spread between long-term interest rates and short-term interest rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will decline. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)

MuniYield Insured Fund, Inc.
October 31, 1999

In Conclusion
We appreciate your ongoing interest in MuniYield Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager




December 8, 1999




MuniYield Insured Fund, Inc.
October 31, 1999


PROXY RESULTS
During the six-month period ended October 31, 1999, MuniYield
Insured Fund, Inc.'s Common Stock shareholders voted on the
following proposals. The proposals were approved at a shareholders'
meeting on September 28, 1999. The description of each proposal and number of shares voted are as follows:
                                                                               Shares                    Shares Withheld
                                                                             Voted For                     From Voting
1. To elect the Fund's Board of Directors:   Terry K. Glenn                  59,609,959                     1,439,525
                                             Joe Grills                      59,618,954                     1,430,530
                                             Robert S. Salomon Jr.           59,618,443                     1,431,041
                                             Stephen B. Swensrud             59,617,763                     1,431,721
                                             Arthur Zeikel                   59,597,065                     1,452,419

                                                                               Shares       Shares Voted    Shares Voted
                                                                             Voted For        Against         Abstain

2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                     59,417,960       592,488       1,038,036

3. To approve an amendment to the Articles Supplementary of the Fund.        31,782,245     2,453,776       1,892,231

During the six-month period ended October 31, 1999, MuniYield
Insured Fund, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 28, 1999. The description of each proposal and number of shares voted are as follows:

                                                                                 Shares                     Shares Withheld
                                                                               Voted For                      From Voting
1. To elect the Fund's Board of Directors:   Terry K. Glenn                      14,411                           221
                                             Joe Grills                          14,411                           221
                                             Walter Mintz                        14,397                           245
                                             Robert S. Salomon Jr.               14,411                           221
                                             Melvin R. Seiden                    14,411                           221
                                             Stephen B. Swensrud                 14,411                           221
                                             Arthur Zeikel                       14,387                           245

                                                                                Shares        Shares Voted    Shares Voted
                                                                              Voted For         Against         Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                         14,425           11              196

3. To approve an amendment to the Articles Supplementary of the Fund.            11,804        2,435              393



MuniYield Insured Fund, Inc.
October 31, 1999


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


MuniYield Insured Fund, Inc.
October 31, 1999


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


YEAR 2000 ISSUES (UNAUDITED)


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.



MuniYield Insured Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS                                                                                (in Thousands)
                 S&P    Moody's    Face                                                                          Value
State          Ratings  Ratings   Amount                      Issue                                            (Note 1a)
Alabama--1.2%    AAA     Aaa     $16,850     Jefferson County, Alabama, Sewer Revenue Bonds, Capital
                                             Improvement Warrants, Series A, 5.375% due 2/01/2036 (b)         $   15,017

Alaska--1.5%     AAA     Aaa      10,000     Alaska State Housing Finance Corporation Revenue Bonds,
                                             RITR, Series 2, 8.12% due 6/01/2035 (j)(k)                            9,763
                 NR*     Aaa      10,410     Alaska State Housing Finance Corporation, Revenue Refunding
                                             Bonds, RITR, Series 2, 7.72% due 12/01/2024 (c)(j)(k)                 9,643

Arizona--0.4%    NR*     NR*       5,000     Mohave County, Arizona, IDA, IDR (North Star Steel Company
                                             Project), AMT, 6.70% due 3/01/2020                                    5,156

California       AAA     Aaa       5,250     Anaheim, California, Public Financing Authority, Lease Revenue
--20.0%                                      Bonds (Public Improvements Project), Senior-Series A, 6% due
                                             9/01/2024 (i)                                                         5,380
                                             California HFA, Revenue Bonds, AMT:
                 A+      Aa2       3,750       RIB, Series B-2, 8.879% due 8/01/2023 (c)(j)                        4,017
                 AAA     Aaa       1,595       Series E, 7% due 8/01/2026 (k)                                      1,661
                 NR*     A2       10,000     California Health Facilities Finance Authority Revenue Bonds
                                             (Cedars-Sinai Medical Center), Series A, 6.25% due 12/01/2034         9,857
                                             California State, GO (a):
                 AAA     NR*      10,535       5.90% due 3/01/2005 (d)                                            11,300
                 AAA     Aaa      10,000       Refunding, 5.25% due 6/01/2021                                      9,166
                                             California State, GO, Refunding:
                 AAA     Aaa       9,000       5% due 2/01/2018 (k)                                                8,101
                 AAA     Aaa       9,750       5% due 8/01/2024 (k)                                                8,500
                 AAA     Aaa      12,360       4.75% due 2/01/2029 (b)                                            10,124
                 AAA     Aaa       5,000     East Bay, California, Municipal Utilities District, Water System
                                             Revenue Bonds, 4.75% due 6/01/2028 (k)                                4,103
                 AAA     NR*       7,500     Los Angeles, California, Department of Water and Power,
                                             Electric Plant Revenue Bonds, RIB, Series 144, 7.47% due
                                             6/15/2025 (i)(j)                                                      6,580
                                             Los Angeles, California, Harbor Department Revenue Bonds,
                                             AMT:
                 NR*     Aaa       4,000       RITR, Series RI-7, 8.345% due 11/01/2026 (j)(k)                     4,160
                 AAA     Aaa       6,330       Series B, 6.625% due 8/01/2019 (a)                                  6,668
                 AAA     Aaa       8,725       Series B, 6.625% due 8/01/2025 (a)                                  9,191
                 AAA     Aaa      15,000     Los Angeles County, California, Metropolitan Transportation
                                             Authority, Sales Tax Revenue Bonds, Proposition A--First Tier,
                                             Senior Series A, 6% due 7/01/2006 (d)(k)                             16,277


PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
TRAN      Tax Revenue Anticipation Notes
VRDN      Variable Rate Demand Notes



MuniYield Insured Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
                 S&P    Moody's    Face                                                                          Value
State          Ratings  Ratings   Amount                      Issue                                            (Note 1a)
California       AAA     Aaa     $10,500     Los Angeles County, California, Metropolitan Transportation
(concluded)                                  Authority, Sales Tax Revenue Refunding Bonds, Proposition C,
                                             2nd Senior Series A, 5% due 7/01/2023 (a)                        $    9,193
                 AAA     Aaa      14,000     Los Angeles County, California, Public Works Financing
                                             Authority, Lease Revenue Bonds (Multiple Capital Facilities
                                             Project V), Series B, 5.125% due 12/01/2029 (a)                      12,285
                 AAA     Aaa       5,000     Los Angeles County, California, Transportation Commission,
                                             Sales Tax Revenue Refunding Bonds, Series B, 6.50% due
                                             7/01/2015 (b)                                                         5,253
                 AA      Aa2      20,000     Metropolitan Water District of Southern California, Waterworks
                                             Revenue Refunding Bonds, Series A, 4.75% due 7/01/2022               16,684
                 AAA     Aaa       2,190     Northern California Transmission Revenue Bonds (California--
                                             Oregon Transmission Project), Series A, 6.50% due 5/01/2016 (k)       2,276
                 AAA     Aaa       3,000     Sacramento, California, Municipal Utility District, Electric
                                             Revenue Bonds, Series I, 6% due 1/01/2024 (k)                         3,009
                 AAA     Aaa      10,000     San Diego, California, Public Facilities Financing Authority,
                                             Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (b)                9,020
                 AAA     Aaa       6,865     San Francisco, California, Bay Area Rapid Transit District,
                                             Sales Tax Revenue Bonds, 5.50% due 7/01/2020 (b)                      6,531
                 AAA     Aaa      24,650     San Francisco, California, Bay Area Rapid Transit District,
                                             Sales Tax Revenue Refunding Bonds, 5% due 7/01/2028 (a)              21,264
                                             San Fransisco, California, City and County Airport Commission,
                                             International Airport Revenue Bonds, Second Series:
                 AAA     Aaa       6,000       AMT, Issue 6, 6.60% due 5/01/2024 (a)                               6,300
                 AAA     Aaa       9,500       Issue 9B, 5.25% due 5/01/2020 (b)                                   8,708
                 AAA     Aaa       5,000     San Francisco, California, City and County, COP (San Francisco
                                             Courthouse Project), 5.875% due 4/01/2021 (i)                         4,967
                 AAA     Aaa      10,000     San Francisco, California, City and County Sewer Revenue
                                             Bonds, Series A, 5.95% due 10/01/2025 (b)                             9,984
                                             San Jose, California, Redevelopment Agency, Tax Allocation
                                             Refunding Bonds (Merged Area Redevelopment Project) (k):
                 AAA     Aaa       6,895       5.60% due 8/01/2019                                                 6,656
                 AAA     Aaa       5,725       5.625% due 8/01/2025                                                5,488
                                             Santa Rosa, California, Wastewater Revenue Refunding
                                             Bonds (b):
                 AAA     Aaa       3,000       Series A, 5.25% due 9/01/2016                                       2,846
                 AAA     Aaa       3,295       Series B, 6.125% due 9/01/2017                                      3,345
                 AAA     Aaa       9,000     University of California, Revenue Refunding Bonds (Multiple
                                             Purpose Projects), Series E, 5.125% due 9/01/2020 (k)                 8,109

Colorado--2.0%   AAA     Aaa      28,500     Denver, Colorado, City and County Airport, Revenue Refunding
                                             Bonds, Series E, 5.25% due 11/15/2023 (k)                            25,530

Connecticut      AAA     Aaa       9,695     Connecticut State, HFA, Revenue Bonds (Housing Mortgage
--1.0%                                       Finance Program), Series B, 6.75% due 11/15/2023 (k)                 10,203
                 A1+     VMIG1++   2,200     Connecticut State Special Tax Obligation Revenue Bonds
                                             (Transportation Infrastructure), VRDN, Second Lien, Series 1,
                                             3.40% due 12/01/2010 (e)                                              2,200

District of      A1+     VMIG1++  16,100     District of Columbia, GO (General Fund Recovery), VRDN,
Columbia--2.9%                               Series B-2, 3.55% due 6/01/2003 (e)                                  16,100
                 AAA     Aaa      20,100     Metropolitan Washington D.C. Airports Authority, Virginia
                                             General Airport Revenue Bonds, AMT, Series A, 6.625% due
                                             10/01/2019 (k)                                                       20,957



MuniYield Insured Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
                 S&P    Moody's    Face                                                                          Value
State          Ratings  Ratings   Amount                      Issue                                            (Note 1a)
Florida--1.4%    NR*     VMIG1++ $ 2,000     Hillsborough County, Florida, IDA, PCR (Tampa Electric
                                             Company Project), VRDN, 3.50% due 9/01/2025 (e)                  $    2,000
                 NR*     VMIG1++   1,000     Jacksonville, Florida, Health Facilities Authority, Hospital
                                             Revenue Refunding Bonds (Genesis Rehabilitation Hospital),
                                             VRDN, 3.50% due 5/01/2021 (e)                                         1,000
                 A1+     VMIG1++  15,550     Pinellas County, Florida, Health Facilities Authority, Revenue
                                             Refunding Bonds (Pooled Hospital Loan Program), DATES,
                                             3.50% due 12/01/2015 (a)(e)                                          15,550

Georgia--2.8%    A1      VMIG1++  14,000     Burke County, Georgia, Development Authority, PCR (Georgia
                                             Power Company Plant-Vogtle Project), VRDN, Third Series,
                                             3.50% due 7/01/2024 (e)                                              14,000
                 AAA     Aaa      14,000     Fulton County, Georgia, Water and Sewer Revenue Bonds,
                                             4.75% due 1/01/2028 (b)                                              11,358
                 AAA     Aaa      10,000     Georgia Municipal Electric Authority, Power Revenue
                                             Refunding Bonds, Series EE, 6.40% due 1/01/2023 (a)                  10,223

Hawaii--1.9%                                 Hawaii State Airports System Revenue Bonds, AMT, Second
                                             Series (k):
                 AAA     Aaa       6,000       7% due 7/01/2018                                                    6,302
                 AAA     Aaa      17,145       6.75% due 7/01/2021                                                17,911

Illinois--5.8%   AAA     Aaa      10,000     Chicago, Illinois, Board of Education, GO (Chicago School
                                             Reform Project), Series A, 5.25% due 12/01/2027 (a)                   8,779
                 AAA     Aaa       9,160     Chicago, Illinois, Midway Airport Revenue Bonds, AMT, Series A,
                                             6.25% due 1/01/2024 (k)                                               9,168
                 AAA     Aaa       3,870     Chicago, Illinois, O'Hare International Airport, Special Facility
                                             Revenue Bonds (International Terminal), AMT, 6.75% due
                                             1/01/2018 (k)                                                         4,080
                 AAA     Aaa      12,000     Chicago, Illinois, Public Building Commission, Mortgage
                                             Revenue Bonds, Series A, 6.50% due 1/01/2018 (h)(k)                  12,051
                 AAA     Aaa      10,000     Chicago, Illinois, Sales Tax Revenue Bonds, 5.375% due
                                             1/01/2030 (b)                                                         8,929
                 A1+     VMIG1++   5,000     Illinois Health Facilities Authority, Revenue Refunding Bonds
                                             (University of Chicago Hospitals), VRDN, 3.55% due
                                             8/01/2026 (e)(k)                                                      5,000
                 AAA     Aaa      29,235     Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                             State Tax Revenue Refunding Bonds (McCormick Plant
                                             Expansion Project), 5.50% due 12/15/2024 (b)                         26,922

Indiana--2.1%    AAA     Aaa       3,150     Hammond, Indiana, Multi-School Building Corporation, Revenue
                                             Refunding Bonds, First Mortgage, 5.75% due 1/15/2017 (k)              3,076
                 AAA     NR*      10,000     Indiana Health Facilities Financing Authority, Hospital Revenue
                                             Bonds (Charity Obligation Group), 5.50% due 11/15/2024 (k)            9,210
                 AAA     Aaa       2,400     Indiana State Vocational Technical College, Building Facilities
                                             Revenue Refunding Bonds (Student Fee), Series D, 6.50% due
                                             7/01/2014 (a)                                                         2,564
                 AAA     Aaa      10,000     Indianapolis, Indiana, Economic Development Revenue Bonds
                                             (Archdiocese of Indianapolis), 5.50% due 7/01/2026 (k)                9,164
                 AA      NR*       3,000     Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                             Revenue Refunding Bonds, Series D, 6.75% due 2/01/2020                3,169

Iowa--0.1%       AAA     Aaa         870     Iowa Finance Authority, S/F Mortgage Revenue Refunding Bonds,
                                             Series F, 6.35% due 7/01/2009 (a)(f)(g)                                 888

Kansas--2.0%     AAA     Aaa      20,250     Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                             Company Project), 7% due 6/01/2031 (k)                               21,272
                 AAA     Aaa       5,000     Kansas State Turnpike Authority, Turnpike Revenue Refunding
                                             Bonds, 5.25% due 9/01/2017 (a)                                        4,623




MuniYield Insured Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
                 S&P    Moody's    Face                                                                          Value
State          Ratings  Ratings   Amount                      Issue                                            (Note 1a)
Louisiana--0.4%  AAA     NR*     $ 4,500     Saint Charles Parish, Louisiana, PCR (Shell Oil Company--
                                             Norco Project), VRDN, AMT, 3.60% due 9/01/2023 (e)               $    4,500

Maryland--0.3%                               Maryland State Community Development Administration,
                                             Department of Housing and Community Development, Revenue
                                             Refunding Bonds:
                 NR*     Aa3       2,085       M/F Housing, Series C, 6.65% due 5/15/2025 (c)(f)(g)                2,175
                 NR*     Aa2       1,930       S/F Program, AMT, 2nd Series, 6.55% due 4/01/2026                   1,981

Massachusetts--                              Boston, Massachusetts, Water and Sewer Commission Revenue
5.3%                                         Bonds, Senior Series D (b):
                 AAA     Aaa       6,640       4.75% due 11/01/2022                                                5,532
                 AAA     Aaa      11,500       5% due 11/01/2028                                                   9,789
                 AAA     Aaa      11,645     Massachusetts Bay Transportation Authority, Massachusetts,
                                             General Transportation System, Revenue Refunding Bonds,
                                             Series A, 4.75% due 3/01/2021 (k)                                     9,782
                 AAA     Aaa       7,130     Massachusetts State Health and Educational Facilities
                                             Authority Revenue Bonds (New England Medical Center
                                             Hospitals), Series F, 6.625% due 7/01/2025 (b)                        7,477
                 AAA     Aaa      10,000     Massachusetts State Health and Educational Facilities Authority,
                                             Revenue Refunding Bonds (Northeastern University),
                                             Series E, 6.55% due 10/01/2022 (k)                                   10,421
                 AAA     Aaa      23,500     Massachusetts State Turnpike Authority, Metropolitan Highway
                                             System, Revenue Refunding Bonds, Senior Series A, 5% due
                                             1/01/2037 (k)                                                        19,572
                 AAA     Aaa       7,200     Massachusetts State Water Resource Authority, Revenue
                                             Refunding Bonds, Series D, 5% due 8/01/2024 (k)                       6,194

Michigan--3.1%   AAA     Aaa       2,750     Caledonia, Michigan, Community Schools, GO, Refunding,
                                             6.625% due 5/01/2014 (a)                                              2,919
                 AAA     Aaa      21,750     Michigan State Strategic Fund, Limited Obligation Revenue
                                             Refunding Bonds (Detroit Edison Company Pollution Project),
                                             6.875% due 12/01/2021 (b)                                            22,938
                                             Monroe County, Michigan, PCR (Detroit Edison Company
                                             Project), AMT (k):
                 AAA     Aaa       5,000       Series CC, 6.55% due 6/01/2024                                      5,186
                 AAA     Aaa       8,500       Series I-B, 6.55% due 9/01/2024                                     8,828

Minnesota--0.9%  BBB+    Baa1      4,500     Minneapolis and Saint Paul, Minnesota, Housing and Redevelop-
                                             ment Authority, Health Care System, Revenue Refunding
                                             Bonds (Group Health Plan Inc. Project), 6.90% due 10/15/2022          4,548
                 AA+     Aa2       2,190     Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT,
                                             Series L, 6.70% due 7/01/2020                                         2,242
                 AA+     NR*       5,000     Rochester, Minnesota, Health Care Facilities Revenue Bonds
                                             (Mayo Foundation), Series A, 5.50% due 11/15/2027                     4,656

Missouri--0.6%   AAA     Aaa       7,000     Kansas City, Missouri, Airport Revenue Bonds, General
                                             Improvement, Series B, 6.875% due 9/01/2004 (d)(i)                    7,720

Nevada--5.6%     AAA     Aaa       5,000     Clark County, Nevada, Airport Revenue Bonds, Sub-Lien,
                                             Series A, 6% due 7/01/2029 (k)                                        4,958
                 AAA     Aaa      15,000     Clark County, Nevada, School District, GO, 6% due
                                             6/15/2006 (b)(d)                                                     16,058
                 AAA     Aaa       5,000     Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                             Project), 6.55% due 10/01/2013 (a)                                    5,266
                 AAA     Aaa       6,300     Nevada State, GO (Municipal Bond Bank Projects 66 & 67),
                                             Series A, 5% due 5/15/2028 (b)                                        5,353
                 NR*     Aaa      16,775     Nevada State, GO, RITR, Series 36, 6.97% due 11/01/2025 (b)(j)       14,456


MuniYield Insured Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
                 S&P    Moody's    Face                                                                          Value
State          Ratings  Ratings   Amount                      Issue                                            (Note 1a)
Nevada                                       Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
(concluded)                                  Pacific Power Company), AMT:
                 AAA     Aaa     $15,000       6.65% due 12/01/2017 (a)                                       $   15,769
                 AAA     Aaa       5,000       6.55% due 9/01/2020 (k)                                             5,214
                 AAA     Aaa       5,000     Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                             Pacific Power Company), AMT, 6.65% due 6/01/2017 (k)                  5,264

New Mexico       AAA     Aaa      10,000     Farmington, New Mexico, PCR, Refunding (Southern California
--0.9%                                       Edison Company), Series A, 5.875% due 6/01/2023 (k)                   9,818
                 NR*     A         1,635     New Mexico Educational Assistance Foundation, Student Loan
                                             Revenue Refunding Bonds (Student Loan Program), AMT,
                                             First Sub-Series A-2, 6.65% due 11/01/2025                            1,655

New York         AAA     Aaa       7,000     Metropolitan Transportation Authority, New York, Commuter
--10.3%                                      Facilities Revenue Bonds, Series A, 6.10% due 7/01/2006 (b)(d)        7,578
                                             Metropolitan Transportation Authority, New York, Commuter
                                             Facilities Revenue Refunding Bonds, Series B:
                 AAA     Aaa      12,500       5.125% due 7/01/2024 (a)                                           10,985
                 AAA     Aaa      14,435       4.75% due 7/01/2026 (b)                                            11,817
                 AAA     Aaa      15,740     Metropolitan Transportation Authority, New York, Transportation
                                             Facilities Revenue Refunding Bonds, Series B, 4.75% due
                                             7/01/2026 (b)                                                        12,886
                 AAA     Aaa       6,850     Nassau Health Care Corporation, New York, Health System
                                             Revenue Bonds, 5.75% due 8/01/2029 (i)                                6,558
                                             New York City, New York, City Municipal Water Finance
                                             Authority, Water and Sewer System Revenue Bonds:
                 AAA     Aaa      25,830       RITR, Series FR-5, 7.495% due 6/15/2026 (j)(k)                     23,987
                 AAA     Aaa       9,750       Series A, 5.75% due 6/15/2031 (b)                                   9,370
                 AAA     Aaa       5,000     New York City, New York, City Transit Authority, Metropolitan
                                             Transportation Authority, Triborough COP, Series A, 5.25% due
                                             1/01/2029 (a)                                                         4,442
                 AAA     Aaa       5,000     New York City, New York, City Trust Cultural Resources Revenue
                                             Bonds (American Museum of Natural History), Series A, 5.65%
                                             due 4/01/2027 (k)                                                     4,780
                 AAA     Aaa       6,180     New York City, New York, Educational Construction Fund
                                             Revenue Bonds, Junior Sub-Lien, 5.50% due 4/01/2026 (a)               5,742
                                             New York State Dormitory Authority, Revenue Refunding Bonds:
                 AAA     Aaa      10,000       (City University System Consolidated Third), Series 1,
                                               5% due 7/01/2026 (b)                                                8,559
                 AAA     Aaa       6,750       (Mental Health Services Facilities Improvement), Series D,
                                               5% due 2/15/2023 (k)                                                5,803
                 AAA     Aaa       7,000       (Pace University), 5.70% due 7/01/2022 (k)                          6,746
                 NR*     NR*       6,000     New York State Energy Research and Development Authority,
                                             Gas Facilities Revenue Bonds, RITR, Series 9, 7.02% due
                                             1/01/2021 (j)(k)                                                      5,326
                 AAA     NR*       5,000     New York State Thruway Authority, Service Contract Revenue
                                             Bonds (Local Highway and Bridge Project), 5.625% due
                                             4/01/2012 (k)                                                         5,035
                 AAA     Aaa       2,715     New York State Urban Development Corporation Revenue Bonds
                                             (Correctional Facilities Service Contract), Series B, 4.75% due
                                             1/01/2028 (a)                                                         2,212

North            AAA     Aaa       2,500     Grand Forks, North Dakota, Health Care Facilities Revenue
Dakota--0.5%                                 Bonds (United Hospital Obligated Group), 6.25% due
                                             12/01/2024 (k)                                                        2,513
                 AAA     Aaa       3,725     Grand Forks, North Dakota, Health Care System Revenue
                                             Bonds (Altru Health System Obligation Group), 5.60% due
                                             8/15/2017 (k)                                                         3,547



MuniYield Insured Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
                 S&P    Moody's    Face                                                                          Value
State          Ratings  Ratings   Amount                      Issue                                            (Note 1a)
Ohio--0.6%       AAA     NR*     $ 6,000     Ohio HFA, Mortgage Revenue Refunding Bonds (Residential),
                                             AMT, Series C, 5.75% due 9/01/2030 (g)                           $    5,581
                 AAA     Aaa       2,500     Ohio State Higher Educational Facilities Commission,
                                             Mortgage Revenue Bonds (University of Dayton Project),
                                             6.60% due 12/01/2017 (b)                                              2,660

Oregon--0.3%     AAA     Aaa       3,500     Port of Portland, Oregon, Airport Revenue Bonds (Portland
                                             International Airport), AMT, Series 11, 5.625% due 7/01/2026 (b)      3,252

Pennsylvania     A1+     P1          400     Beaver County, Pennsylvania, IDA, PCR, Refunding (Duquesne--
--1.8%                                       Mansfield), VRDN, Series B, 3.40% due 8/01/2009 (e)                     400
                 AAA     Aaa      11,235     Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                             Revenue Refunding Bonds, Sub-Series B, 4.75% due
                                             12/01/2027 (a)                                                        9,156
                                             Pittsburgh and Allegheny Counties, Pennsylvania, Public
                                             Auditorium Revenue Bonds (a):
                 AAA     Aaa      11,000       (Hotel Room), 5% due 2/01/2024                                      9,477
                 AAA     Aaa       5,250       (Regional Asset District Sales Tax), 5% due 2/01/2024               4,523

South Carolina-- AAA     Aaa       4,850     South Carolina State Public Service Authority, Revenue
1.3%                                         Refunding Bonds, Series B, 5.875% due 1/01/2023 (b)                   4,727
                 AAA     Aaa       7,000     Spartanburg County, South Carolina, Hospital Facilities
                                             Revenue Refunding Bonds (Spartanburg General Hospital
                                             System), Series A, 6.625% due 4/15/2022 (i)                           7,318
                 NR*     NR*       4,200     Spartanburg County, South Carolina, Solid Waste Disposal
                                             Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                             11/01/2024                                                            4,565

Tennessee--0.7%  AAA     Aaa       3,820     Johnson City, Tennessee, Health and Educational Revenue
                                             Refunding Bonds, 6.75% due 7/01/2016 (k)                              4,019
                 A+      A1        4,900     Tennessee HDA, Mortgage Finance Revenue Bonds, AMT,
                                             Series A, 6.90% due 7/01/2025                                         5,049

Texas--9.5%      AAA     Aaa       1,880     Bexar, Texas, Metropolitan Water District, Waterworks System
                                             Revenue Refunding Bonds, 6.35% due 5/01/2025 (k)                      1,913
                 AAA     Aaa      11,500     Brazos River Authority, Texas, PCR, Refunding (Texas Utilities
                                             Electric Company Project), AMT, 6.50% due 12/01/2027 (a)             11,819
                 AAA     Aaa       3,800     Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                             Company Project), AMT, Series A, 6.75% due 4/01/2022 (a)              4,021
                 AAA     Aaa       7,000     Brazos River Authority, Texas, Revenue Refunding Bonds
                                             (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)          7,379
                 BBB-    Baa1      7,500     Dallas-Fort Worth, Texas, International Airport Facilities
                                             Improvement Corporation Revenue Bonds (American Airlines
                                             Inc.), AMT, 6.375% due 5/01/2035                                      7,181
                 AA      Aa1       1,000     Harris County, Texas, Certificates of Obligation, 4.50% due
                                             10/01/2023                                                              788
                                             Harris County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Refunding Bonds (Methodist
                                             Hospital), VRDN (e):
                 A1+     NR*      29,010       3.55% due 12/01/2025                                               29,010
                 A1+     NR*       2,550       3.55% due 12/01/2026                                                2,550
                 AAA     Aaa       6,885     Houston, Texas, Airport System Revenue Bonds, AMT, Sub-Lien,
                                             Series A, 6.75% due 7/01/2021 (b)                                     7,193
                 AAA     Aaa       1,295     Houston, Texas, Water and Sewer System Revenue Bonds,
                                             Series A, 6.375% due 12/01/2022 (k)                                   1,325
                 AAA     Aaa      10,000     Houston, Texas, Water and Sewer System Revenue Refunding
                                             Bonds, Series A, 4.75% due 12/01/2024 (i)                             8,210
                 AAA     Aaa      11,795     Matagorda County, Texas, Navigation District No. 1 Revenue
                                             Refunding Bonds (Houston Light and Power Company),
                                             Series A, 6.70% due 3/01/2027 (a)                                    12,433



MuniYield Insured Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
                 S&P    Moody's    Face                                                                          Value
State          Ratings  Ratings   Amount                      Issue                                            (Note 1a)
Texas                                        Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
(concluded)                                  Electric Company Project):
                 AAA     Aaa     $ 1,500       6.55% due 10/01/2022 (b)                                       $    1,540
                 A1+     NR*         200       VRDN, Series A, 3.50% due 3/01/2026 (a)(e)                            200
                 SP1+    MIG1++    7,000     Texas State, TRAN, Series A, 4.50% due 8/31/2000                      7,039
                 AAA     Aaa      20,000     Travis County, Texas, Health Facilities Development
                                             Corporation, Revenue Refunding Bonds (Ascension Health
                                             Credit), Series A, 5.875% due 11/15/2024 (a)                         19,450

Utah--0.3%       AAA     Aaa       4,000     Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                             6.125% due 12/01/2022 (b)                                             3,968

Virginia--0.8%   AAA     Aaa       5,540     Loudoun County, Virginia, COP, 6.90% due 3/01/2019 (i)                5,945
                 AA+     Aa1       4,330     Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                             AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026                   4,409

Washington       AAA     Aaa       6,595     Chelan County, Washington, Public Utility District No. 001,
--11.5%                                      Consolidated Revenue Refunding Bonds (Chelan Hydro),
                                             AMT, Series B, 6.35% due 7/01/2026 (k)                                6,659
                                             King County, Washington, GO, Refunding (k):
                 AAA     NR*       4,665       RIB, Series 47, 6.655% due 1/01/2034 (j)                            3,471
                 AAA     Aaa       3,000       Series B, 5.25% due 1/01/2034                                       2,616
                 AAA     Aaa       7,500     Port Seattle, Washington, Revenue Bonds, Series A, 5.50%
                                             due 10/01/2017 (b)                                                    7,107
                 AAA     Aaa      20,000     Seattle, Washington, Drain and Wastewater Utility Revenue
                                             Bonds, 5.75% due 11/01/2029 (k)                                      19,068
                 AAA     Aaa       9,250     Seattle, Washington, Municipal Light and Power Revenue
                                             Bonds, 6% due 10/01/2024 (k)                                          9,097
                                             Seattle, Washington, Water System Revenue Bonds (b):
                 AAA     Aaa      10,000       5.25% due 3/01/2024                                                 8,882
                 AAA     Aaa      12,500       5% due 10/01/2027                                                  10,549
                 AAA     Aaa      10,000       Series B, 6% due 7/01/2029                                          9,944
                 AAA     Aaa       5,000     Snohomish County, Washington, Public Utility District
                                             Number 001, Electric Revenue Bonds (Generation System),
                                             AMT, Series B, 5.80% due 1/01/2024 (k)                                4,751
                 AAA     Aaa      11,750     Snohomish County, Washington, Public Utility District
                                             Number 001, Electric Revenue Refunding Bonds, 5.375%
                                             due 12/01/2024 (i)                                                   10,648
                 AAA     Aaa       7,875     Spokane, Washington, Lease Revenue Refunding Bonds
                                             (Financing-Multi-Purpose Arena Project), AMT, Series A,
                                             6.60% due 1/01/2014 (a)                                               8,279
                 AAA     Aaa       8,705     Tacoma, Washington, Solid Waste Utility Revenue Refunding
                                             Bonds, Series B, 5.50% due 12/01/2019 (a)                             8,123
                 AAA     Aaa       2,000     University of Washington Alumni Association, Lease Revenue
                                             Bonds (University of Washington Medical Center-Roosevelt II),
                                             6.25% due 8/15/2012 (i)                                               2,082
                 AAA     Aaa      14,860     Washington State, GO, Series C, 5% due 1/01/2022 (b)                 12,870
                                             Washington State Health Care Facilities Authority, Revenue
                                             Refunding Bonds:
                 NR*     Aaa      10,000       (Childrens Hospital and Regional Medical Center), 5% due
                                               10/01/2028 (i)                                                      8,269
                 AAA     Aaa       2,500       (Virginia Mason Obligation Group--Seattle), 6.30% due
                                               2/15/2017 (k)                                                       2,515
                 AAA     Aaa      13,095     Washington State Public Power Supply System, Revenue
                                             Refunding Bonds (Nuclear Project Number 1), Series A,
                                             6.25% due 7/01/2017 (k)                                              13,220



MuniYield Insured Fund, Inc.
October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                    (in Thousands)
                 S&P    Moody's    Face                                                                          Value
State          Ratings  Ratings   Amount                      Issue                                            (Note 1a)
West             AAA     Aaa     $ 4,425     Harrison County, West Virginia, County Commission for Solid
Virginia--0.4%                               Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                             Series C, 6.75% due 8/01/2024 (a)                                $    4,679

Wisconsin--1.9%  AA      Aa2         715     Wisconsin Housing and EDA, Home Ownership Revenue
                                             Refunding Bonds, AMT, Series B, 6.75% due 9/01/2025                     731
                                             Wisconsin Public Power Inc., Power Supply System Revenue
                                             Bonds, Series A (k):
                 AAA     Aaa       5,000       6% due 7/01/2015                                                    5,036
                 AAA     Aaa      13,685       5.75% due 7/01/2023                                                13,071
                                             Wisconsin State Health and Educational Facilities Authority
                                             Revenue Refunding Bonds (Wheaton-Franciscan Services) (k):
                 AAA     Aaa       3,955       6.50% due 8/15/2011                                                 4,148
                 AAA     Aaa       2,000       6% due 8/15/2015                                                    1,994


Total Investments (Cost--$1,325,925)--102.1%                                                                   1,311,877

Liabilities in Excess of Other Assets--(2.1%)                                                                    (26,933)
                                                                                                              ----------
Net Assets--100.0%                                                                                            $1,284,944
                                                                                                              ==========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)Prerefunded.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)Escrowed to maturity.
(i)FSA Insured.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(k)MBIA Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.


QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 1999 were as follows:
                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             87.8%
AA/Aa                                3.2
A/A                                  1.3
BBB/Baa                              0.9
NR (Not Rated)                       1.2
Other++                              7.7

[FN]
++Temporary investments in short-term municipal securities.



MuniYield Insured Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1999
Assets:             Investments, at value (identified cost--$1,325,924,950) (Note 1a)                     $1,311,877,014
                    Cash                                                                                           8,900
                    Receivables:
                      Interest                                                         $   22,817,125
                      Securities sold                                                       8,607,418         31,424,543
                                                                                       --------------
                    Prepaid expenses and other assets                                                             41,614
                                                                                                          --------------
                    Total assets                                                                           1,343,352,071
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                 56,678,347
                      Dividends to shareholders (Note 1e)                                   1,002,043
                      Investment adviser (Note 2)                                             621,419         58,301,809
                                                                                       --------------
                    Accrued expenses                                                                             105,788
                                                                                                          --------------
                    Total liabilities                                                                         58,407,597
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,284,944,474
                                                                                                          ==============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (17,600
                      issued shares of AMPS* and outstanding at $25,000
                      per share liquidation preference)                                                   $  440,000,000
                      Common Stock, par value $.10 per share (61,945,880
                      shares issued and outstanding)                                   $    6,194,588
                    Paid-in capital in excess of par                                      867,524,336
                    Undistributed investment income--net                                   15,104,305
                    Accumulated distributions in excess of realized capital
                    (gains--net Note 1e)                                                  (29,830,819)
                    Unrealized depreciation on investments--net                           (14,047,936)
                                                                                       --------------
                    Total--Equivalent to $13.64 net asset value per
                    share of Common Stock (market price--$12.875)                                            844,944,474
                                                                                                          --------------
                    Total capital                                                                         $1,284,944,474
                                                                                                          ==============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield Insured Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)
Statement of Operations

                                                                                                      For the Year Ended
                                                                                                        October 31, 1999
Investment Income   Interest and amortization of premium and discount earned                              $   77,113,957
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                  $    6,879,893
                    Commission fees (Note 4)                                                1,113,592
                    Transfer agent fees                                                       258,552
                    Accounting services (Note 2)                                              141,244
                    Professional fees                                                         103,216
                    Directors' fees and expenses                                               75,710
                    Custodian fees                                                             66,888
                    Listing fees                                                               52,561
                    Printing and shareholder reports                                           37,660
                    Pricing fees                                                               21,542
                    Other                                                                      62,732
                                                                                       --------------
                    Total expenses                                                                             8,813,590
                                                                                                          --------------
                    Investment income--net                                                                    68,300,367
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                        (18,426,435)
Unrealized Loss on  Change in unrealized appreciation/depreciation
Investments--Net    on investments--net                                                                     (114,657,786)
(Notes 1b, 1d & 3):                                                                                       --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $  (64,783,854)
                                                                                                          ==============

                    See Notes to Financial Statements.



MuniYield Insured Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                           1999               1998
Operations:         Investment income--net                                             $   68,300,367     $   70,139,798
                    Realized gain (loss) on investments--net                              (18,426,435)        33,595,958
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                  (114,657,786)         4,414,381
                                                                                       --------------     --------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                       (64,783,854)       108,150,137
                                                                                       --------------     --------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                        (55,416,688)       (53,785,988)
Shareholders          Preferred Stock                                                     (11,920,330)       (12,641,142)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                         (1,149,610)        (9,753,911)
                      Preferred Stock                                                        (156,238)        (4,763,788)
                    In excess of realized gain on investments--net:
                      Common Stock                                                        (26,261,163)                --
                      Preferred Stock                                                      (3,569,034)                --
                                                                                       --------------     --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                     (98,473,063)       (80,944,829)
                                                                                       --------------     --------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                             9,382,082                 --
(Note 4):                                                                              --------------     --------------

Net Assets:         Total increase (decrease) in net assets                              (153,874,835)        27,205,308
                    Beginning of year                                                   1,438,819,309      1,411,614,001
                                                                                       --------------     --------------
                    End of year*                                                       $1,284,944,474     $1,438,819,309
                                                                                       ==============     ==============

                   *Undistributed investment income--net (Note 1f)                     $   15,104,305     $   14,140,334
                                                                                       ==============     ==============

                    See Notes to Financial Statements.



MuniYield Insured Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            1999      1998         1997       1996        1995
Per Share           Net asset value, beginning of year          $   16.28  $   15.84   $   15.52   $   15.46   $   13.85
Operating                                                       ---------  ---------   ---------   ---------   ---------
Performance:        Investment income--net                           1.10       1.15        1.15        1.18        1.20
                    Realized and unrealized gain (loss)
                    on investments--net                             (2.14)       .62         .54         .15        1.66
                                                                ---------  ---------   ---------   ---------   ---------
                    Total from investment operations                (1.04)      1.77        1.69        1.33        2.86
                                                                ---------  ---------   ---------   ---------   ---------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                         (.90)      (.88)       (.92)       (.91)       (.92)
                      Realized gain on investments--net              (.02)      (.16)       (.15)       (.09)         --++
                      In excess of realized gain on
                      investments--net                               (.43)        --          --          --        (.04)
                                                                ---------  ---------   ---------   ---------   ---------
                    Total dividends and distributions to
                    Common Stock shareholders                       (1.35)     (1.04)      (1.07)      (1.00)       (.96)
                                                                ---------  ---------   ---------   ---------   ---------
                    Capital charge resulting from the
                    issuance of Common Stock                           --         --        (.01)         --          --
                                                                ---------  ---------   ---------   ---------   ---------
                    Effect of Preferred Stock
                    activity:++++++
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                       (.19)      (.21)       (.25)       (.24)       (.28)
                        Realized gain on investments--net              --++     (.08)       (.04)       (.03)         --++
                        In excess of realized gain on
                        investments--net                             (.06)        --          --          --        (.01)
                                                                ---------  ---------   ---------   ---------   ---------
                    Total effect of Preferred Stock activity         (.25)      (.29)       (.29)       (.27)       (.29)
                                                                ---------  ---------   ---------   ---------   ---------
                    Net asset value, end of year                $   13.64  $   16.28   $   15.84   $   15.52   $   15.46
                                                                =========  =========   =========   =========   =========
                    Market price per share, end of year         $  12.875  $   16.00   $ 14.8125   $   14.00   $  13.625
                                                                =========  =========   =========   =========   =========

Total Investment    Based on market price per share               (12.04%)    15.55%      13.92%      10.30%      26.09%
Return:*                                                        =========  =========   =========   =========   =========
                    Based on net asset value per share             (8.42%)     9.95%       9.89%       7.76%      20.09%
                                                                =========  =========   =========   =========   =========

Ratios Based on     Total expenses**                                 .94%       .91%        .95%       1.12%       1.17%
Average Net Assets                                              =========  =========   =========   =========   =========
Of Common Stock:    Total investment income--net**                  7.26%      7.10%       7.70%       9.14%       9.92%
                                                                =========  =========   =========   =========   =========
                    Amount of dividends to
                    Preferred Stock shareholders                    1.27%      1.28%       1.55%       1.85%       2.31%
                                                                =========  =========   =========   =========   =========
                    Investment income--net, to
                    Common Stock shareholders                       5.99%      5.82%       6.15%       7.29%       7.61%
                                                                =========  =========   =========   =========   =========

Ratios Based on     Total expenses                                   .64%       .63%        .63%        .64%        .65%
Total Average                                                   =========  =========   =========   =========   =========
Net Assets:++++**   Total investment income--net                    4.95%      4.94%       5.17%       5.22%       5.55%
                                                                =========  =========   =========   =========   =========

Ratios Based on     Dividends to Preferred Stock shareholders       2.72%      2.87%       3.09%       2.45%       2.89%
Average Net                                                     =========  =========   =========   =========   =========
Assets Of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                  $ 844,944  $ 998,819   $ 971,614   $ 701,473   $ 698,512
                                                                =========  =========   =========   =========   =========
                    Preferred Stock outstanding, end of
                    year (in thousands)                         $ 440,000  $ 440,000   $ 440,000   $ 320,000   $ 320,000
                                                                =========  =========   =========   =========   =========
                    Portfolio turnover                            121.88%    112.78%      98.91%     100.49%      59.71%
                                                                =========  =========   =========   =========   =========

Leverage:           Asset coverage per $1,000                   $   2,920  $   3,270   $   3,208   $   3,192   $   3,183
                                                                =========  =========   =========   =========   =========

Dividends           Series A--Investment income--net            $     745  $     676   $     808   $     832   $   1,043
Per Share on                                                    =========  =========   =========   =========   =========
Preferred Stock     Series B--Investment income--net            $     675  $     737   $     813   $     835   $   1,043
Outstanding:                                                    =========  =========   =========   =========   =========
                    Series C--Investment income--net            $     752  $     673   $     812   $     841   $   1,042
                                                                =========  =========   =========   =========   =========
                    Series D--Investment income--net            $     637  $     728   $     789   $     865   $     950
                                                                =========  =========   =========   =========   =========
                    Series E--Investment income--net            $     640  $     726   $     797   $     842   $     933
                                                                =========  =========   =========   =========   =========
                    Series F--Investment income--net            $     664  $     750   $     706          --          --
                                                                =========  =========   =========   =========   =========
                    Series G--Investment income--net            $     661  $     728   $     675          --          --
                                                                =========  =========   =========   =========   =========

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                ++++Includes Common and Preferred Stock average net assets.
              ++++++The Fund's Preferred Stock was issued on May 22, 1992 (Series
                    A, B, C, D and E) and January 27, 1997 (Series F and G).

                    See Notes to Financial Statements.


MuniYield Insured Fund, Inc.
October 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


MuniYield Insured Fund, Inc.
October 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $622 have been reclassified between accumulated distributions in excess of net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $1,595,468,238 and $1,644,259,498, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

                                    Realized     Unrealized
                                 Gains (Losses)    Losses

Long-term investments            $(20,474,323)  $(14,047,936)
Financial futures contracts         2,047,888             --
                                 ------------   ------------
Total                            $(18,426,435)  $(14,047,936)
                                 ============   ============

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $14,470,408, of which $25,012,892 related to appreciated securities and $39,483,300 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $1,326,347,422.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 1999 increased by 594,744 as a result of dividend reinvestment and during the year ended October 31, 1998 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1999 were as follows: Series A, 3.45%; Series B, 3.479%; Series C, 3.44%; Series D, 3.375%; Series E, 3.40%; Series F, 3.444%; and
Series G, 3.25%.

Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $340,415 as commissions.

5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $24,114,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.



MuniYield Insured Fund, Inc.
October 31, 1999

<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniYield Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Insured Fund, Inc., including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1996 of MuniYield Insured Fund, Inc. were audited by other auditors whose report, dated December 6, 1996, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of MuniYield Insured Fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


(ERNST & YOUNG)
MetroPark, New Jersey
December 3, 1999
</AUDIT-REPORT>


MuniYield Insured Fund, Inc.
October 31, 1999


IMPORTANT TAX INFORMATION (unaudited)
All of the net investment income distributions paid by MuniYield
Insured Fund, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal Income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                      Payable          Ordinary       Long-Term
                                                        Date            Income      Capital Gains*
Common Stock Shareholders                            12/30/98          $.183267         $.263016

Preferred Stock Shareholders:  Series A              11/27/98          $108.20            --
                                                     12/24/98          $  8.51          $  .01

                               Series B              11/27/98          $ 63.49          $41.85
                                                     12/24/98          $ 59.37          $41.28
                                                      1/21/99          $ 21.37          $19.13

                               Series C              11/27/98          $108.20            --

                                                     12/28/98          $  6.38            --
                               Series D              11/19/98          $ 61.75          $41.46
                                                     12/17/98          $ 57.67          $40.83
                                                      1/14/99          $ 23.01          $20.63

                               Series E              11/05/98             --            $23.97
                                                     11/12/98          $ 16.04          $ 8.69
                                                     11/19/98          $ 16.24          $ 8.88
                                                     11/27/98          $ 17.86          $ 9.88
                                                     12/03/98          $ 12.90          $ 7.23
                                                     12/10/98          $ 14.93          $ 8.48
                                                     12/17/98          $ 14.65          $ 8.45
                                                     12/24/98          $ 16.47          $ 9.69
                                                     12/31/98          $ 18.68          $11.37
                                                      1/07/99          $ 14.28          $10.21

                               Series F              11/10/98          $ 61.77          $41.45
                                                     12/08/98          $ 61.37          $43.29
                                                      1/05/99          $ 23.72          $21.29

                               Series G              11/03/98             --            $23.89
                                                     11/10/98          $ 16.51          $ 8.26
                                                     11/17/98          $ 16.66          $ 8.42
                                                     11/24/98          $ 16.64          $ 8.51
                                                     12/01/98          $ 15.28          $ 7.92
                                                     12/08/98          $ 15.17          $ 7.97
                                                     12/15/98          $ 15.38          $ 8.20
                                                     12/22/98          $ 15.25          $ 8.32
                                                     12/29/98          $ 15.79          $ 8.92
                                                      1/05/99          $ 15.89          $10.36

*All of these distributions are subject to the 20% tax rate.

Please retain this information for your records.


MuniYield Insured Fund, Inc.
October 31, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYI